Focused on Our Future Annual Investor FactBook Published February 26, 2025

Table of Contents Investor FactBook - Published Feb. 26, 20252 5 Stand-Alone Transmission Segment 37 - 44 3 Distribution Segment 26 - 30 4 Integrated Segment 31 - 36 6 Additional Information & IR Contacts 45 - 54 2 Financial Guidance 10 - 25 1 FirstEnergy Overview 3 - 9 Unless otherwise noted, all numbers are as of December 31, 2024. These materials represent the 2025-2029 planning period and are subject to change based on regulatory filings and approvals and other changes, including those referenced under Forward-Looking Statements on slide 53. Capital investment dollars are shown on a Consolidated basis. Investment Plan includes capital-like investments that earn a return. Formula Rate investments includes transmission forward-looking formula rate recovery and distribution formula-like capital rider recovery. Rate Base amounts are shown on a year-end, FE-Owned basis.

# FirstEnergy Overview

**$52B** Total Assets

**6M+** Total Customers

**24K** Transmission Miles

**65K** Square Miles of Service Territory

**12K** Employees



PA
OH
MD
NJ
WV
Regulated Fossil Generation plants
Regulated Renewable Generation plants

**Balanced Jurisdictions**

**2025F FE-Owned Rate Base** ($B, year-end)



Integrated
$5.3, 19% NJ
$5.2, 19% WV/MD
$27.7B
$6.9, 25% PA
$5.7, 20%
OH $4.6, 17%
Stand-Alone Transmission*
Distribution

*Adjusted from prior disclosure to exclude Brookfield's ownership of FET, LLC. Total Rate Base of $9.8B including Brookfield's 49.9% equity interest.

**We invest in and operate our electric system to improve reliability and the customer experience, and to enable the energy transition.**

**We invest in our people to be safe, well-trained and productive. By doing so, we improve the wellbeing of our customers, our communities and our employees.**

**When we execute safely, efficiently and with integrity, our customers, employees and investors will thrive.**

3 Investor FactBook - Published Feb. 26, 2025

FirstEnergy

Highlighting FirstEnergy’s Core Earnings Growth Investor FactBook - Published Feb. 26, 20254 ▪ Beginning in 2025 we will provide Core earnings(1) guidance – Core EPS consists of Operating earnings for our Distribution, Integrated and Stand-Alone Transmission business segments and Corporate operations, excluding Signal Peak and net Pension/OPEB credits – Signal Peak subject to volatility in New Castle coal prices and other environmental and operational risks – Net Pension/OPEB credits subject to mark-to-market accounting ▪ This approach highlights the strong growth of our core business, resulting in: – More predictable results for investors – More insight into our high-quality earnings, driven by regulated investments (1) See slides 48-51 for 2022-2024 GAAP to Non-GAAP reconciliations. With respect to 2025 Core EPS guidance, the Company is unable to reconcile this forward-looking non-GAAP information without unreasonable efforts. Please see slide 54 for more information. $1.78 $0.63 $2.41 $2.20 $0.36 $2.56 $2.37 $0.26 $2.63 Core EPS +24% -43% +8% -28% 2022 2023 20242022 2023 20242022 2023 2024 Pension + Signal Peak Operating EPS

# Our Value Proposition

**2025-2029 Base Financial Plan**

- **6-8% Core EPS[1] CAGR**
- **$28B Base Investment Plan**
- **9% Rate Base CAGR** (FE-Owned)
- **Load forecast** assumes ~2%+ CAGR; only includes active and contracted data centers

- **No incremental equity needs** in the base plan (beyond Employee Benefit programs of up to ~$100M annually)
- **Constructive regulatory frameworks** with ~75% of planned investment in formula rate programs
- **Diversified and low-risk T&D assets** with strong affordability position
- **Supportive WV regulatory construct** for generation



Strong Growth Outlook
Financial Discipline
Attractive Risk Profile
Compelling Total Shareholder Return
Sustainable Growth
COMMUNITIES • EMPLOYEES • INVESTORS • CUSTOMERS •

- **Targeting ~14%+ FFO/Debt**
- **Committed to achieving and maintaining BBB credit profile**
- Focus on **Continuous Improvement** and managing O&M expenses

- **Attractive total return opportunity of 10-12% with potential for upside through P/E expansion** *(6-8% Core EPS growth and 4% dividend yield)*
- **Improved earnings quality,** with focus on Core EPS (excl. Signal Peak & Pension)
- **Committed to dividend growth,** in line with 60%-70% payout ratio of Core EPS

Our diversified service territory, coupled with an improved balance sheet and a strong affordability position, provides the opportunity to significantly enhance the customer experience and provide solid risk-adjusted returns to our investors

5 Investor FactBook - Published Feb. 26, 2025

[1] Core EPS consists of our three business segments and Corporate operations, excluding Signal Peak and Net Pension/OPEB credits. With respect to Core EPS guidance, the Company is unable to reconcile this forward-looking non-GAAP information without unreasonable efforts. Please see slide 54 for more information.

FirstEnergy

# Our Strategy to Transform FirstEnergy into a Premier Electric Company

- A diverse, skilled and engaged workforce
- Decisions and actions guided by core values and behaviors
- Culture that promotes ethics, integrity, accountability and innovation

- Responsible business practices to protect and enhance the environment
- Building strong communities through investment and engagement
- Trustworthy partner seeking cost-effective solutions for customers



Healthy Culture, High-Performing Talent
Operational Excellence
Community Partner
Strong Financials
EMPLOYEES
CUSTOMERS
COMMUNITIES
INVESTORS
PREMIER Electric Company

- Focused on safety, reliability, and customer experience
- Continuous improvement mindset
- Leveraging technology and data to drive a best-in-class customer experience
- Executing investment plan to enhance customer experience and support the energy transition

- Track record of strong and consistent financial performance
- Solid data and risk-based decision-making process
- Strengthened balance sheet with investment-grade credit ratings

6 Investor FactBook - Published Feb. 26, 2025 FirstEnergy

Key Accomplishments Supporting a Strong Foundation Investor FactBook - Published Feb. 26, 20257 ▪ Transitioned to new business unit organizational structure and simplified segment reporting • Continued adding and promoting key leaders to shift decision-making and accountability closer to the customer ▪ Strengthened Balance Sheet through total equity proceeds of ~$7B since late ’21 (equivalent to common equity at $87/sh or 36x LTM P/E) • FET 30% Sale: $3.5B (Brookfield, March ‘24) • FET 19.9% Sale: $2.4B (Brookfield, May ‘22) • Common Equity: $1B (Blackstone, Dec. ‘21) ▪ De-risked pension via ~$1.4B of lift-out transactions (~$650M Jan. ’25, ~$720M Dec. ‘23) ▪ Formed a joint venture to pursue regional transmission projects across PJM ▪ Resolved several legacy issues • Successfully completed 3-yr obligations under DPA with US Dept. of Justice • Settlement agreements with SEC and OOCIC/OHAG ▪ Achieved ’24 Operating EPS results in line with annual guidance ▪ Achieved 8% Core EPS growth in ’24 ($2.37/sh in ‘24 vs. $2.20/sh in ’23) ▪ Executed ‘24 Investment Plan of $4.5B vs. $3.7B in ’23; YoY increase of ~20% ▪ Achieved ‘24 Baseline O&M of $1.28B held flat to ‘23 ▪ Delivered Dividend Growth of 6%, with four quarterly declarations of $0.425/sh in ’24 (Declared dividends of $1.70/sh vs. $1.60/sh in ’23) ▪ Achieved Investment-Grade credit ratings at FE Corp. (and all subs) at all three agencies • Received upgrades in ‘24 to FE Corp. senior unsecured ratings at Moody’s (Baa3), S&P (BBB-, positive), and Fitch (BBB) ▪ Reduced FE Corp. HoldCo LT Debt as % of Total Balance Sheet Debt to 25% vs. 26% at YE23 and 33% at YE21 ▪ Executed ‘24 Debt Financing Plan; issued $2.1B of subsidiary debt at avg. coupon of 5.1% ▪ Received approvals since 4Q23 of Base Rate Cases totaling nearly $450M in annual revenue increases, and representing $14B in rate base • Revenue increase by state: PA $225M, WV $105M, NJ $85M, MD $29M ▪ Received approvals of Dx Investment Programs totaling ~$2.8B • PA LTIIP III: $1.6B (‘25-’29) • OH Grid Mod II: $421M (‘25-’28) • NJ EE&C: $784M (‘25-’27) ▪ Filed an updated EnergizeNJ Investment Infrastructure Program in Feb. ‘24 ▪ Filed OH ESP VI in Jan. ’25 seeking to align the start date with OH Base Rate Case filed in May ’24 ▪ Completed PA Legal Entity Consolidation in Jan. ’24 Strategic Regulatory Financial

# 2025 Key Regulatory Proceedings by Jurisdiction

**State, % of 2025F Rate Base**

| State, % of 2025F Rate Base | Proceeding | Status |
|---|---|---|
| **Ohio, 17%** | Electric Security Plan VI | Active |
| | Base Rate Case | Active |
| | HB6-Related Proceedings[1] | Active |
| **Pennsylvania, 25%** | Energy Efficiency Plan – Phase V | Planned |
| | Default Security Plan VII | Planned |
| **New Jersey, 19%** | Infrastructure Investment Program (IIP) | Active |
| **West Virginia, 15%** | Annual Expanded Net Energy Cost (ENEC) Rate (2025) | Planned |
| | 2025 Integrated Resource Plan (IRP) | Planned |
| **Maryland, 4%** | MD Electric School Bus Pilot | Active |
| | MD EV Phase II | Active |
| **FERC, 20%** (Stand-alone Transmission) | FERC Rulemaking and Proceedings Regarding Tx Planning | Active |

**83%** **Rate Base with completed base rate cases** since late ‘23, including FERC Tx formula rates

**17%** **Rate Base in pending Ohio base rate case in 2025**

**We plan to enhance the customer experience and pursue necessary filings over time to ensure fair recovery and return on investments while focusing on customer affordability**

[1] Includes DCR/DMR, Political and Charitable Spending, and Corporate Separation audits.

8 Investor FactBook - Published Feb. 26, 2025

FirstEnergy®

# Commitment to Affordability

## Average Customer Bills by State



OHIO
(State avg $167)
$165 $166 $166 $185 $154 $165
OE CEI TE AEP AES Duke
FE Rates 1% < peer avg
PENNSYLVANIA
(State avg $191)
$184 $205 $188 $160 $173 $203 $221
ME PN PP WP PPL PECO DQE
FE Rates 7% < peer avg
NEW JERSEY
(State avg $220)
$174 $254 $234 $218
JCPL ACE PSEG RECO
FE Rates 26% < peer avg
WEST VIRGINIA
(State avg $156)
$137 $137 $175 $175
MP PE AEP (AP) AEP (WP)
FE Rates 22% < peer avg
MARYLAND
(State avg $191)
$149 $186 $223 $204
PE BGE DELMARVA PEPCO
FE Rates 27% < peer avg

Rates as of 1/1/2025 for residential customers using 1,000 kWh per month.

## Supporting Affordability for our Customers

- **Energy Efficiency Programs (and proposals) include:**
  - **PA Phase IV** EE: 2021-2026
  - **NJ EE&C:** 2nd triennium (Jan '25-Jun '27)
  - **MD EmPOWER**: 2024-2026
  - **OH:** Proposal to continue EE programs approved in ESP V as part of ESP VI filing (subject to approval)
- **Recent customer assistance initiatives include:**
  - **NJ & WV:** As approved in recent base rate case settlements, launched an Energy Assistance Outreach Team to enhance ongoing efforts to increase awareness, education and participation in energy assistance programs available to eligible, low-income customers
  - **PA:** The recent base rate case settlement: 1) increases annual funding for Hardship Fund grants by $2M for a 3-yr period (2025-2028) and increases the maximum grant; and 2) provides for process improvements to increase enrollment and retention in FirstEnergy's income-eligible Pennsylvania Customer Assistance Program.
  - **OH:** As part of ESP VI filing, proposed stewardship commitments including support for low-income customers
- **Focus on controlling Baseline O&M through continuous improvement and strong financial discipline**

**We remain focused on enhancing the customer experience while maintaining our strong affordability position with rates at or below our in-state peers**

9 Investor FactBook - Published Feb. 26, 2025

FirstEnergy

Financial Guidance Overview Investor FactBook - Published Feb. 26, 202510 2025-2029 GUIDANCE 2025 GUIDANCE 9% Rate Base Growth (2025-2029 CAGR) 6-8% Core EPS Growth (2025-2029 CAGR) 60-70% Targeted Dividend Payout Ratio of Core EPS $28B Base Investment Plan 75% Formula investments No Equity No equity needs in base plan (beyond Employee Benefit programs of up to ~$100M annually) $5.0B Investment Plan $2.40-$2.60/sh Core EPS Guidance $1.78/sh Dividend Declarations (Subject to Board Approval) ~14% FFO/Debt Target 5.5% growth vs. 2024 (Midpoint vs. 2024A of $2.37) 5% growth vs. 2024 (Plan to declare four dividends of $0.445/sh in 2025 vs. $0.425/sh in 2024 totaling $1.70/sh) 11% growth vs. 2024 (2024A of $4.5B) Significant improvement in credit metrics post-FET transaction ~14%+ FFO/Debt Committed to achieving and maintaining BBB credit profile

# $28B Base Investment Plan Summary (2025-2029)

Investment Plan by Type


~25%
Base Rate Recovery
~75%
Formula Rate
Fossil Generation
Infrastructure Renewal
Transmission
$28B
2025-2029
Grid Modernization
Clean Energy

Investment Plan by Segment


Stand-Alone Transmission, $9.5B, 34%
Distribution, $7.4B, 26%
$28B
Corp, $0.4B, 1%
Integrated, $10.9B, 39%
~45%
FERC Regulated
~55%
State Regulated

**Reliability, Resiliency, and Energy Transition (75%):**

- **Transmission:**
  - Operational Flexibility Projects (build capacity for new demand/data centers and support evolving grid)
  - Enhance System Performance (new designs/technologies to reduce load-at-risk)
  - Upgrade System Conditions (enhance reliability)
  - Regulatory Required Projects
- **Clean Energy:** WV Solar Generation, Energy Efficiency, EV infrastructure, Energy Storage
- **Grid Modernization:** Programs to drive system resiliency through automation technology and communication (OH Grid Mod II, PA LTIIP, Energize NJ (IIP))

**Infrastructure Renewal (24%):** Base distribution projects to address aging infrastructure (system break/fix, substation equipment replacement)

**Fossil Generation (1%):** Projects to maintain operations of fossil plants and remain compliant with environmental regulations through the end of their useful life

**Our Scale and Diversity provides low-risk flexibility to shift investments as needed**

11

Investor FactBook - Published Feb. 26, 2025

Formula Rate % $28B Base Investment Plan by Segment & Year (2025-2029) Investor FactBook - Published Feb. 26, 202512 $1.3 $1.4 $1.4 $1.5 $1.5 $1.6 $1.7 $1.9 $1.9 $2.1 $2.4 $2.5 $1.4 $1.7 $1.8 $1.9 $2.0 $2.2$4.5B $5.0B $5.2B $5.6B $6.0B $6.4B 2024A ~70% 2025F ~75% 2026F ~75% 2027F ~75% 2028F ~75% 2029F ~75% Corp/Other Stand-Alone Transmission Integrated Distribution Our scale and diversity across five states and FERC provides for flexibility in plan as needed $28B base investment plan to strengthen the grid for the future 75% formula rate investments through planning period (~45% Transmission investments)

$11.0 $11.5 $12.3 $13.0 $13.8 $14.7 $9.6 $10.5 $11.5 $12.8 $14.1 $15.7$5.3 $5.7 $6.3 $6.8 $7.6 $8.4 $25.9B $27.7B $30.1B $32.6B $35.5B $38.8B 2024A 2025F 2026F 2027F 2028F 2029F Distribution Integrated Stand-Alone Transmission FE-Owned Rate Base Summary End of Year Investor FactBook - Published Feb. 26, 202513 Notes: Rate Base amounts exclude CWIP balances of ~$2B to ~$3B per year that earn AFUDC. Maryland rate base includes CWIP. Maryland also includes Tx assets of PE-VA. Includes capital-like investments that earn a return. Adjusted from prior disclosures to exclude Brookfield’s 49.9% equity interest in FET, LLC. 2025F Total Rate Base of $31.8B (including Brookfield). INTEGRATED 11% (24% for Transmission) STAND-ALONE TRANSMISSION 10% DISTRIBUTION 6% Segment Rate Base CAGRs (2025-2029)

# 6-8% Core EPS[1] CAGR Guidance

**Sustainable, long-term earnings growth driven by rate base growth and financial discipline**



$1.78
+24%
$2.20
+8%
$2.37
At midpt, +5.5%
$2.50
15% Core EPS CAGR (2022-2024)
6-8% Core EPS CAGR (2025-2029)
2022A
2023A
2024A
2025F
2029F

### Key Planning Assumptions

- **Rate Base CAGR of 9%,** including ~75% of investments in formula rate programs
- **Base rates** to support recovery and return on investments through regular cadence of base rate case filings
- **Modest customer demand growth**
  - Weather-adj sales: avg. increase of ~2%+ primarily from 5% Industrial growth, which includes only active and contracted data centers (see slides 17-18 for details)
  - Assumes normal weather conditions in the future
- **Controlling Baseline O&M** through continuous improvement, strong financial discipline to build in flexibility

[1] With respect to Core EPS guidance, the Company is unable to reconcile this forward-looking non-GAAP information without unreasonable efforts. Please see slide 54 for more information. See slides 48-51 for 2022-2024 GAAP to Non-GAAP reconciliations.

14 Investor FactBook - Published Feb. 26, 2025

FirstEnergy

# Dividend Overview

**Dividend Policy – Targeted payout: 60-70% of Core Earnings**

## Annual Dividends Per Share (Declared)



Annual Dividend
Core EPS
$2.20/sh
$2.37/sh
$2.50/sh
$1.60/sh
$1.70/sh
$1.78/sh
Increases in line with dividend policy
2023A
2024A
2025F
2029F

**Targeted Dividend Payout Ratio: 60-70%**

- **Resumed dividend growth in 2023 and provided growth of 6% in 2024**
  - Declared Dividends of $1.70/sh vs $1.60/sh in '23
  - Payout ratio of 72% in 2024
- **Expect continued growth in 2025**
  - Plan assumes ~5% growth, with declaration of four quarterly dividends of $0.445/sh, totaling $1.78/sh
  - Subject to Board approval
- **Current Dividend Yield: 4%+**

Dividend payments are subject to declaration by the Board of Directors

15 Investor FactBook - Published Feb. 26, 2025

FirstEnergy

# 2025 Core EPS[1] Guidance: $2.40 - $2.60

| 2025F Segment Core EPS Ranges | |
|---|---|
| Distribution | $1.29 - $1.37 |
| Integrated | $0.91 - $0.97 |
| Stand-Alone Transmission | $0.57 - $0.59 |
| Corp/Other | ($0.37) - ($0.33) |
| FE | $2.40 - $2.60 |


5.5% Core EPS growth, 7% excluding FET dilution
$2.37
Dx $1.20
Int $0.91
Tx $0.58
Corp ($0.32)
2024 Core EPS
$0.13
+ Rates & Investments
+ Customer Demand
- O&M
- Other OpEx
- Income Taxes & Other
Distribution
$0.03
+ Rates & Investments
+ Customer Demand
- Other OpEx
- Financing Costs
- Income Taxes & Other
Integrated
$-
+ Rates & Investments
- Dilution (FET 30% Sale)
- Financing Costs
Stand-Alone Transmission
$(0.03)
- Financing Costs
+ Income Taxes & Other
Corp / Other
$2.50
Segment Midpoints
Dx $1.33
Int $0.94
Tx $0.58
Corp ($0.35)
2025 Core EPS

O&M/Other OpEx increases in 2025 primarily due to increased maintenance requirements and deferred cost recovery as approved and recovered in 2024 PA base rate case

[1] See slide 48 for 2024 GAAP to Non-GAAP reconciliation. With respect to 2025 Core EPS guidance, the Company is unable to reconcile this forward-looking non-GAAP information without unreasonable efforts. Please see slide 54 for more information.

16 Investor FactBook - Published Feb. 26, 2025

FirstEnergy

Base Load Forecast Only includes active and contracted data center load Investor FactBook - Published Feb. 26, 2025 17 Note: Commercial includes street lighting and reflects a reclassification (in 3Q 2024) of certain customers from Industrial to Commercial. Industrial 36% Commercial 26% Residential 38% Balanced Customer Mix (2025F) 55.4 56.1 56.7 57.7 59.0 60.1 39.3 39.1 38.7 38.3 38.1 38.1 53.0 54.3 59.9 63.9 64.6 66.4 147.7 149.5 155.3 159.9 161.7 164.6 2024A 2025F 2026F 2027F 2028F 2029F ■ Strong Industrial sales growth driven by expected customer expansions and data centers – Includes 2.6 GW of data centers active / contracted thru ’29; excludes incremental ~3 GW of pipeline demand in ’29 – Expect continued growth as data center convert from large load studies → pipeline → contracted – Industrial CAGR of 5% (2025-2029) and ~9% (2025-2027) ■ Commercial sales expected to decline primarily based on impacts of energy efficiency ■ Residential sales growth incorporates expectations for electrification / EVs 2025-2029 CAGRs Industrial +5.1% Commercial -0.6% Residential +1.7% Weather-Adj (M MWHs) 2025-2027 CAGR Industrial +8.5%

# Data Center Growth

**$900M of Transmission investments in 2025-2029 base plan associated with growing data center demand**

**3GWs of load in the pipeline through 2029 represents potential incremental transmission investment of ~$350M[(1)] not in base plan**

**2029F pipeline demand has nearly doubled since Nov. 2024 EEI disclosure** (2,985 MW vs. 1,500 MW)



MW
2024A
2025F
2026F
2027F
2028F
2029F
Beyond 2029F
400
400
400
2,190
2,985
5,575
2,495
6,115
9,010
Active Customers
Contracted
Pipeline

**Beyond 2029, projecting 9GWs of total data center demand, which would require additional investment of ~$300M-$400M[(2)]**

**~6GWs of projected data center demand through 2029, with 2.6GWs active or contracted**

**Nearly 100 large load studies in 2024 greater then 500MWs, representing over 70+ GWs**
(May represent duplicative large load studies where customers are evaluating multiple sites)

Base load forecast includes load only from Active and Contracted MWs. Contracted represents a contract to construct facilities as outlined in the construction agreement supported by load studies. Pipeline represents large load connections requested with a reasonable assumption of construction, based on certain supporting factors such as, but not limited to load study, control of property, having development plans, and public disclosure of a project.

[(1)] Represents lowest cost option, which may vary by project and geographic location [(2)] Estimate, subject to change.

18 Investor FactBook - Published Feb. 26, 2025

FirstEnergy®

Controlling Baseline O&M(1) Investor FactBook - Published Feb. 26, 202519 (1) See slide 52 for 2023-2024 GAAP to Non-GAAP Baseline O&M Reconciliation. $1,492M $1,280M $1,283M $1,365M 2022A 2023A 2024A 2025F Controlling Baseline O&M is critical to reduce regulatory lag, enable our investment plan, and to keep customer bills affordable We remain focused on controlling Baseline O&M through continuous improvement and strong financial discipline to build in flexibility Baseline O&M is flat to 2024 and 2023, absent additional maintenance required O&M as approved in PA BRC $1,293M 2024 Baseline O&M held flat to 2023 and ~14% below 2022

# Improving Earned ROEs

**83%** **Rate Base with completed base rate cases** since late '23, including FERC Tx formula rates

**FE Consolidated ROEs**



8.8%
9.4%

| | 2023A | 2024A |
|---|---|---|
| Equity Layer | 52% | 53% |
| YE Rate Base | $26.5B | $25.9B |

Note: 50.1% FE ownership of FET at 12/31/24 and 80.1% at 12/31/23

**Targeting FE Consolidated ROE of 9.5%-10%**

**2024 Earned ROE Details[1]**



KATCo
10.45%
FET(2)
10.4%
MD
8.3%
WV
8.4%
NJ
9.3%
PA
9.0%
OH
4.7%
As filed on 7/31/24 in pending BRC before revenue adjustment
Segment Legend
Stand-Alone Tx
Integrated
Distribution

[1] See Slides 26-44 for additional details by business unit on year-end Rate Base, Allowed ROEs, and Capital Structure

[2] FET ROE is a weighted average allowed ROE of ATSI, MAIT, and TrAILCo

- **FE Consolidated ROE represents a weighted average across all businesses and excludes FE/FET HoldCo activity**
- **Improved ROEs in 2024 through new distribution base rates in NJ, WV, and MD; new distribution rates in PA effective 1/1/25**
- **Beginning in 2025, adjustments from reported earnings to a regulatory view are primarily limited to:**
  - **AFUDC Equity:** full equity/AFUDC return on Construction Work in Progress balances
  - **Retirement Benefits:** recovery of retirement benefits as approved in prior rate cases
  - **Other:** items such as non-operating income and interest synchronization

Expect base rates continue to support fair recovery and return on investments through regular cadence of base rate case filings

Note: ROEs calculated based on year-end Rate Base as noted above. Certain jurisdictions, including Transmission and WV/MD, use a 13-month average rate base for regulatory purposes.

20 Investor FactBook - Published Feb. 26, 2025

FirstEnergy

# 2025 Financing Plan

- **No equity issuances** (beyond Employee Benefit programs of up to ~$100M annually)
- **$3.6B of Long-term debt issuances** planned at 5.5% interest rate; Net long-term debt increase of $2B

**Distribution Segment**

| | Issuances | Redemptions | Notes |
|---|---|---|---|
| OE | $300M | | New issuance |
| TE | $100M | | New issuance |
| **Sub-Total** | **$400M** | - | **$400M net change** |

**Stand-Alone Transmission Segment**

| | Issuances | Redemptions | Notes |
|---|---|---|---|
| ATSI | $225M | | New issuance |
| TrAIL | $600M | ($625M) | 3.76% $75M matures 5/30/25<br>3.85% $550M matures 6/1/25 |
| MAIT | $200M | | New issuance |
| FET | $450M | | New issuance |
| **Sub-Total** | **$1,475M** | **($625M)** | **$850M net change** |

**Integrated Segment**

| | Issuances | Redemptions | Notes |
|---|---|---|---|
| PE | $200M | | New issuance |
| JCP&L | $1,500M | ($650M) | 4.3% matures 1/15/26 |
| **Sub-Total** | **$1,700M** | **($650M)** | **$1,050M net change** |

**Corp/Other Segment**

| | Issuances | Redemptions | Notes |
|---|---|---|---|
| FE Corp | | ($300M) | 2.05% matures 3/1/25 |
| **Sub-Total** | - | **($300M)** | **($300M) net change** |

- **Long-term debt financing plan is developed on an issuer-by-issuer basis to meet the following objectives:**
  - Meet maturing long-term debt obligations
  - Finance each company's investment plan
  - Maintain appropriate liquidity
  - Manage regulatory capital structures at/near targets to ensure appropriate regulatory recovery
  - Maintain target credit profiles

**2025 Financing Plan supports $5B base investment plan, investment-grade credit metrics, and continued dividend growth**

Note:
Stand-Alone Transmission segment debt is shown on a Consolidated basis (includes 100% FET ownership)
Excludes securitization bonds

21 Investor FactBook - Published Feb. 26, 2025

FirstEnergy

3 0 0 1 ,2 0 0 8 0 0 3 0 0 2 7 5 6 0 0 1 2 5 6 5 0 3 0 0 5 2 5 1 0 0 1 5 0 1 0 0 3 7 5 5 0 5 0 2 5 0 6 5 0 4 5 0 1 0 0 2 0 5 5 0 5 7 5 4 0 0 7 0 0 2 0 0 3 0 0 6 0 0 2 0 0 1 4 5 1 5 5 4 5 1 0 06 2 5 7 5 1 ,1 0 0 5 0 0 1 0 0 8 7 5 3 2 5 4 0 0 7 2 5 8 0 0 7 5 5 0 0 3 0 0 1 ,8 0 0 1 ,5 0 0 1 ,0 5 0 6 0 7 8 5 0 - 500 1,000 1,500 2,000 2,500 3,000 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 2 0 3 4 2 0 3 5 2 0 3 6 2 0 3 7 2 0 3 8 2 0 3 9 2 0 4 0 2 0 4 1 2 0 4 2 2 0 4 3 2 0 4 4 2 0 4 5 2 0 4 6 2 0 4 7 2 0 4 8 2 0 4 9 2 0 5 0 2 0 5 1 2 0 5 6 2 0 5 9 FE Corp. Stand-Alone Transmission Integrated Distribution Consolidated Long-Term Debt Maturities As of December 31, 2024 22 $M VALUE ($B) AVG RATE AVG LENGTH Distribution $6.1 4.85% 10 yrs Integrated $4.9 4.62% 10 yrs Stand-Alone Transmission $6.1 4.30% 9 yrs FE Corp $6.1 3.50% 8 yrs Consolidated Total $23.2 4.30% 9 yrs Investor FactBook - Published Feb. 26, 2025 Stand-Alone Transmission segment debt is shown on a Consolidated basis (includes 100% FET ownership). Excludes securitization bonds.

Investment-Grade Credit Profile with Continued Positive Momentum Investor FactBook - Published Feb. 26, 202523 (1) Based on Moody’s methodology Committed to balance sheet; achieving and maintaining BBB credit profile 9% 11% 13% 15% 2022 2023 2024 FE FFO/Debt: Moody’s View(1) FFO/Debt UG Threshold to Baa2 DG Threshold to Ba1 FE Corp. and all subs are investment-grade at all three agencies S&P Moody's Fitch S&P Moody's Fitch FirstEnergy Corp. * BBB- Baa3 BBB P S S Distribution Segment Cleveland Electric Illuminating BBB Baa3 A- P S P Ohio Edison BBB+ A3 A- P S P Toledo Edison P S P FirstEnergy Pennsylvania Electric Co. BBB+ A3 A- P S P Integrated Segment Jersey Central Power & Light BBB A3 A P S S Monongahela Power BBB Baa2 S S S Allegheny Generating Co. S S S Potomac Edison S S S Stand-Alone Transmission Segment FirstEnergy Transmission * BBB+ Baa2 BBB+ P S S American Transmission Systems Inc. A- A3 A+ P S S Mid-Atlantic Interstate Transmission A- A3 A+ P S S Trans-Allegheny Interstate Line Co. A- A3 A+ P S S Keystone Appalachian Transmission Co. S S *Holding company S = Stable P = Positive N = Negative Ratings are not recommendations to buy, sell, or hold securities. Ratings are subject to change or withdrawal at any time by the credit rating agencies. Senior Unsecured Outlook Adjusted for HB6-related payments and historic August storms

# Pension/OPEB Summary

- **FE is the sponsor of the benefit plans for employees at FE's subsidiaries**
- **FE uses the Mark-to-Market (MTM) method for Pension/OPEB costs**
  - Preferred method of accounting under GAAP; recognizes gains and losses in the year incurred, instead of being amortized over time
  - Each year at year-end, annual MTM adjustments are made to reflect changes in discount rates, actual return on plan assets, and any other differences in actuarial assumptions; these MTM adjustments are excluded from Non-GAAP results
    - In certain instances, other events (e.g., significant plan changes) may result in MTM adjustments to be recognized in an interim period
- **FE follows a total return investment approach while considering liabilities to optimize the long-term return on plan assets for a prudent level of risk**
  - YE24 Target asset allocations: Equities 30%, Fixed Income 29%, Private equity/debt 20%, Real estate 10%, Cash & derivatives 6%, Alternatives 5%
- **Executed pension lift-outs, which reduces total pension liability by ~17%**
  - On December 20, 2023, FE executed a lift-out transaction that transferred ~$720M of plan obligations to insurance providers
  - On January 8, 2025, FE executed a second lift-out transaction that transferred ~$650M of plan obligations to insurance providers
- **In the future, FE will continue to evaluate rate recovery mechanisms in various state jurisdictions and explore potential other lift-outs based on market and other conditions**



($1,090)
($678)
$603
($1,165)
($518) Interest, Service Costs & Other
($98) Actuarial Changes
($62) ROA
+$603 Discount Rate
$M
Funded Status (86% @ YE23)
Negative Drivers
Positive Drivers
Funded Status (84% @ YE24)

**Funded Status – Qualified Pension**

| $B | 2023A | 2024A |
|---|---|---|
| PBO | $8.0 | $7.5 |
| Total Assets | $6.9 | $6.3 |
| Underfunded Amount | $1.1 | $1.2 |
| **Funded Status** | 86% | 84% |
| ROA | 10.9% | -0.4% |
| Discount Rate (PBO) | 5.1% | 5.7% |

**Jan '25 lift-out reduced PBO by ~$650M**
(2024 Pro-forma: $6.8B)

Current projection assumes required contributions of ~$900M in '27-'29; ~$300M '27, ~$600M '28-'29
(updated annually as part of the YE MTM)

24 Investor FactBook - Published Feb. 26, 2025

FirstEnergy

Sensitivity (+/-) Full-Year EPS Impact (+/-) Sales Residential 1% ~$0.03 Commercial 1% ~$0.01 Industrial 1% < $0.01 Weather HDD 75 HDD vs. normal (Dec-Mar) ~$0.01 CDD 25 CDD vs. normal (June-Sept) ~$0.01 ROE Distribution: OH PA 1% (100 bps) ~$0.04 ~$0.07 Integrated: NJ (Dx / Tx) WV/MD (Dx&Gx / Tx) 1% / 0.5% (100 bps / 50 bps) ~$0.03 / ~$0.01 ~$0.04 / ~$0.005 Stand-Alone Transmission: ATSI MAIT TrAILCo KATCo 0.5% (50 bps) ~$0.01 ~$0.01 ~$0.005 <$0.005 2025F Guidance Earnings Sensitivities Investor FactBook - Published Feb. 26, 202525

# **Distribution Segment** Overview

## OH & PA Operations: Distribution Only

**4M+** Customers

**2** States



PA
OH

**10.8% OH** (REQUESTED) **SETTLED PA**[1] ROEs

**$11.5B** Rate Base (2025F)

### Delivering Customer-Focused Growth and Enhancing Reliability

Modernizing and upgrading our system for a **clean energy future.**

Increasing investments to enhance the **customer experience.**

Providing **safe**, **reliable** and **affordable energy** every day.

**6%** Rate Base Growth (2025-2029)

**$7.4B** Investment Plan (2025-2029) ENERGIZE 365

**~55%** Investments Recovered via Formula Rates (2025-2029)

(1) Current PA PUC benchmark is 10.0%

26 Investor FactBook - Published Feb. 26, 2025

FirstEnergy

$564 $555 $585 $595 $670 $705 $721 $850 $805 $865 $870 $940 2024A 2025F 2026F 2027F 2028F 2029F PA OH Distribution Investment Investor FactBook - Published Feb. 26, 202527 $1.6B $1.3B $1.4B $1.4B $M $1.5B$1.5B ■ Investment Plan of $7.4B over 2025-2029 – Distribution only ■ Increasing investments by 17% across planning period, from $1.4B in 2025 to $1.6B in 2029 – Driven by grid improvements by renewing aging infrastructure, driving system resiliency, and supporting the energy transition – Key investment programs include PA LTIIP spend of $1.6B and OH Grid Mod II spend of $0.4B OHIO $3.1B Total Investments (2025-2029) PENNSLYVANIA $4.3B Total Investments (2025-2029)

Distribution Rate Base Investor FactBook - Published Feb. 26, 202528 $4.4 $4.6 $4.9 $5.1 $5.4 $5.8 $6.6 $6.9 $7.4 $7.8 $8.4 $8.9 2024A 2025F 2026F 2027F 2028F 2029F PA OH $13.8B $14.7B $11.0B $13.0B $12.3B $11.5B Note: Rate Base amounts exclude CWIP balances of ~$0.5B to ~$0.6B per year that earn AFUDC. $B OHIO 6% PENNSYLVANIA 6% State Rate Base CAGRs (2025-2029)

# **Ohio** Overview



**Torrence Hinton**
*President of Ohio*



Toledo Edison
The Illuminating Company
Ohio Edison

**2.2M CUSTOMERS**

**INDUSTRIES SERVED:** Primary and Fabricated Metals, Chemical, Automotive, Petroleum, Data Centers, Plastics & Rubber

**100%** of Investments currently have the opportunity for rider recovery, subject to ESP IV rider terms and revenue caps

**Rate Case Statistics**
(Update Filing 7/31/24)

| | |
|---|---|
| Dx Rate Base | $4.4B |
| Filed ROE | 10.8% |
| Filed Debt / Equity | ~45%/55% |
| Test Year | 2024 |

## Key Regulatory Updates

- **ESP:** Withdrawal of ESP V approved 12/18/24
  - Reverted to ESP IV effective 2/1/25
  - Filed ESP VI on 1/31/25; seeking to align the start dates of ESP VI and the BRC to facilitate more efficient reviews and provide additional clarity for customers and the company
- **Base Rate Case:** Filed 5/31/24
  - No procedural schedule
  - In early 2025, expect to file update consistent with ESP VI filing
- **OH Grid Mod II:** Approved 12/18/24
  - Settlement agreement filed 4/12/24; $421M investments over 4 years

## Key Formula Investment Programs

- **OH Grid Mod II**
  - 4yr/$421M plan includes 1.4M smart meters
- **OH DCR**
  - Allows for recovery of incremental distribution investments, subject to annual revenue caps
  - Under ESP IV, annual revenue cap of $390M starting 2/1/25

## Political Overview

| Governor | Party | Term Ends |
|---|---|---|
| Michael DeWine | R | Jan. '27 |
| **PUCO** | **Party** | **Term Ends** |
| Jenifer French (C) | R | Apr. '29 |
| John D. Williams | I | Apr. '28 |
| Lawrence K. Friedeman | D | Apr. '25 |
| Dennis P. Deters | R | Apr. '26 |
| Daniel R. Conway | R | Apr. '27 |

## Recovery Mechanisms

| | |
|---|---|
| **Grid Modernization** *10.5% ROE \| 49% Equity Ratio* | Quarterly |
| **DCR** *10.5% ROE \| 49% Equity Ratio* | Quarterly |
| **Energy Efficiency**[1] | Semi-Annual |
| **Transmission** | Annual |
| **Generation / Purchased Power** | Annual |
| **Bad Debt** | Quarterly |

[1] Energy Efficiency rider currently only recovering costs of ESP IV demand response program

## Data Center Activity (MW)

**Includes active, under agreement and data centers in the pipeline**



2,890
160
2024 Load Studies
> 500MWs of ~33GWs
2024A
2025F
2026F
2027F
2028F
2029F

## Affordability

Average Customer Bills, as of 1/1/2025



$165
$166
$166
$185
$154
$165
[state avg $167]
OE
CEI
TE
AEP
AES
Duke

FE Rates 1% < peer avg

Customers' 2023 electricity wallet as a % of total household spend was 1.3%

29 Investor FactBook - Published Feb. 26, 2025

# Pennsylvania Overview



**John Hawkins**
*President of Pennsylvania*



FirstEnergy
Met-Ed • Penelec • Penn Power • West Penn Power

**Rate Districts**
- Penn Power
- West Penn Power
- Penelec
- Met-Ed

**2.1M CUSTOMERS**

**INDUSTRIES SERVED:** Primary and Fabricated Metals, Shale Gas, Chemical, Coal Mining, Food and Electric Equip Manufacturing, Plastics & Rubber

## Investment Recovery Mechanisms



37%
63%
Base Rates
Formula

**$6.9B**
Rate Base (2025F)

**SETTLED**
Allowed ROE

**SETTLED**
Allowed Equity

## Key Regulatory Updates

**Base Rate Case:** Settlement filed 9/13/24; Approved on 11/21/24
- $225M net revenue adjustment, based on YE 2025 projected rate base of $6.9B and related cost of service
- Constructive outcome; net revenue adjustment including recovery of additional O&M and other operating expenses
- Required stay-out of new rates until 1/1/27

**LTIIP III:** Filed 7/22/24; Approved 12/19/24
- $1.6B investment plan for 5 years (2025-2029)

## Key Formula Investment Programs

- LTIIP II (2020-2024) / LTIIP III (2025-2029)
  - Accelerated replacement of utility poles, underground and overhead lines and fuses
  - Install new equipment
  - Reconfiguration of circuits
  - Automated equipment with ADMS implementation

## Political Overview

| Governor | Party | Term Ends |
|---|---|---|
| Josh Shapiro | D | Jan. '27 |
| **PA PUC** | **Party** | **Term Ends** |
| Steve DeFrank (C) | D | Apr. '25 |
| Kimberly M Barrow (VC) | D | Apr. '28 |
| John F. Coleman, Jr. | R | Apr. '27 |
| Ralph Yanora | R | Apr. '29 |
| Katie Zerfuss | D | Apr. '26 |

## Recovery Mechanisms

| | |
|---|---|
| **Accelerated Infrastructure Investments**<br>*10.0% benchmark ROE \| Actual Cap Structure* | Quarterly |
| **Energy Efficiency** | Annual |
| **Generation/ Purchased Power** | Semi-Annual |
| **Storm Costs** | Rate case |

## Data Center Activity (MW)

**Includes active, under agreement and data centers in the pipeline**



160
260
2024 Load Studies
> 500MWs of ~17GWs
2024A
2025F
2026F
2027F
2028F
2029F

## Affordability

Average Customer Bills, as of 1/1/2025



[state avg $191]
$184
$205
$188
$160
$173
$203
$221
ME
PN
PP
WP
PPL
PECO
DQE

FE Settled Rates remain 7% < peer avg

Customers' 2023 electricity wallet as a % of total household spend was 1.2%

30 Investor FactBook - Published Feb. 26, 2025

# **Integrated Segment** Overview

## WV, MD, & NJ Operations: Distribution, Transmission & Regulated Generation

**~2M**
**Customers**

**3**
**States**[(1)]


Fort Martin Power Station (Coal & Solar)
Harrison Power Station (Coal)
Rivesville (Solar)
Bath County Pumped Hydro
MD
NJ
WV

**10.2-10.5% TX**
**9.5-9.8% DX**
Allowed ROEs

**$10.5B**
Rate Base (2025F)

(1) Segment also includes transmission assets in VA (owned by PE)

### Delivering Customer-Focused Growth and Enhancing Reliability

Modernizing and upgrading our system **to support the energy transition**.

Increasing investments to **support infrastructure renewal** and **enhance system performance.**

Providing **safe**, **reliable** and **affordable energy** every day.

**11%**
**Rate Base Growth**
(2025-2029)

**$10.8B**
**Investment Plan**
(2025-2029)
ENERGIZE 365

**~65%**
**Investments Recovered via Formula Rates**
(2025-2029)

31 Investor FactBook - Published Feb. 26, 2025 FirstEnergy

Investment Plan Average (’25-’29) Integrated Investment Investor FactBook - Published Feb. 26, 202532 ■ Investment Plan of $10.8B over 2025-2029 period includes ~45% Transmission investments ■ Increasing investments by 38% across planning period, from $1.8B in 2024 to $2.5B in 2029 – Distribution investments support infrastructure renewal, grid modernization and enable the energy transition while Transmission investments add operational flexibility, enhance system performance, and support data center growth – Key investment programs include NJ Energy Efficiency, AMI, and IIP as well as WV Solar and ELG $M $587 $640 $665 $720 $765 $775 $474 $460 $415 $495 $500 $500 $371 $430 $495 $435 $605 $665 $258 $305 $335 $500 $540 $590 $958 $1,070 $1,160 $1,155 $1,370 $1,440 $732 $765 $750 $995 $1,040 $1,090 2024A 2025F 2026F 2027F 2028F 2029F 2024A 2025F 2026F 2027F 2028F 2029F New Jersey West Virginia/Maryland Dx: ~60% | Tx: ~40% Dx: ~50% | Tx: ~50% $6.2B Total Investments (2025-2029) $4.6B Total Investments (2025-2029)

Rate Base Average (2025-2029) Investor FactBook - Published Feb. 26, 202533 $B $3.3 $3.7 $4.0 $4.4 $4.8 $5.2 $4.1 $4.3 $4.3 $4.4 $4.4 $4.7 $1.4 $1.6 $1.8 $2.4 $2.7 $3.2 $0.8 $0.9 $1.3 $1.6 $2.3 $2.7 $4.7 $5.3 $5.8 $6.8 $7.5 $8.3 $4.9 $5.2 $5.6 $6.0 $6.7 $7.4 2024A 2025F 2026F 2027F 2028F 2029F 2024A 2025F 2026F 2027F 2028F 2029F New Jersey West Virginia/Maryland Integrated Rate Base 11% Rate Base growth at Integrated Segment (2025-2029 CAGR), which includes 24% Transmission CAGR Note: Rate Base amounts exclude CWIP balances of ~$1B to ~$1.2B per year that earn AFUDC. Maryland rate base includes CWIP. Dx: ~65% Tx: ~35% Dx & Gx: ~75% Tx: ~25%

# **New Jersey** Overview



**Doug Mokoid**
*President of New Jersey*



34.5kV
115 kV
230 kV
500 kV
JCP&L

**1.2M CUSTOMERS**

**INDUSTRIES SERVED:** Chemical, Primary and Fabricated Metals, Food Manufacturing, Plastic & Rubber

## Investment Recovery Mechanisms



40%
31%
29%
Base Rates
Dx Formula
Tx Formula

| $3.7B DX | $1.6B TX |
|---|---|
| Rate Base (2025F) | |

| 9.6% DX | 10.2% TX |
|---|---|
| Allowed ROEs | |

**~52%**
Allowed Equity

## Key Regulatory Updates

**Base Rate Case:** Settlement approved 2/14/24
- Net Annual Revenue increase $85M

**EE&C:** Approved 10/30/24
- Program budget $817M over 2.5 years (January 2025-June 2027), recovered over 10 years
- ROE 9.6%; Debt/Equity 48%/52%
- Includes programs addressing energy efficiency, peak demand reduction, and building decarbonization

**EnergizeNJ:** Settlement negotiations in progress

## Recovery Mechanisms

| | |
|---|---|
| Transmission Formula Rate | Annual |
| Energy Efficiency<br>*9.6% ROE \| 51.44% Equity Ratio* | Annual |
| Generation/Purchased Power | Quarterly |
| Bad Debt | Annual |

## Key Formula Investment Programs

- Transmission investments
- AMI: Deploying 1.2M smart meters
- EE&C: Programs for energy efficiency, peak demand reduction & building decarbonization
- EnergizeNJ: Enhance reliability & modernize Dx system

## Data Center Activity (MW)

**Includes active, under agreement and data centers in the pipeline**



140
20
2024 Load Studies
> 500MWs of ~3GWs
2024A
2025F
2026F
2027F
2028F
2029F

## Political Overview

| Governor | Party | Term Ends |
|---|---|---|
| Phillip D. Murphy | D | Jan. '26 |
| **NJ BPU** | **Party** | **Term Ends** |
| Christine Guhl-Sadovy (P) | D | Mar '29 |
| Marian Abdou | R | Oct '24 |
| Zenon Christodoulou | D | Mar '25 |
| Michael Bange | R | Mar '27 |
| Vacant | | |

## Affordability

Average Customer Bills, as of 1/1/2025



[state avg $220]
$174
$254
$234
$218
JCPL
ACE
PSEG
RECO

FE Rates 26% < peer avg

Customers' 2023 electricity wallet as a % of total household spend was 1.1%

34 Investor FactBook - Published Feb. 26, 2025

# West Virginia & Maryland Overview



**Jim Myers**
*President of WV & MD*



MD
WV
Mon Power
Potomac Edison

**555K WV CUSTOMERS**
**295K MD CUSTOMERS**

**INDUSTRIES SERVED:** Chemical, Coal Mining, Non-Metallic Minerals, Plastics and Rubber Products, National Security, Crop Projection, Technical Services

### Investment Recovery Mechanisms



40%
47%
13%
Base Rates
Dx/Gx Formula
Tx Formula

| $4.1B WV | $1.1B MD |
|---|---|
| Rate Base (2025F) | |

| 9.8% WV | 9.5%/10.45% MD: DX / TX |
|---|---|
| Allowed ROEs | |

| 50% WV | 53%/50% MD: DX / TX |
|---|---|
| Allowed Equity | |

## Key Regulatory Updates

**WV Base Rate Case:** Settlement approved 3/26/24, rates effective 3/27/24
- Net annual revenue increase of $105M

**WV ENEC:** Received WVPSC approval of settlement with rates effective 3/27/24 to increase ENEC rates, with deferred amounts to be recovered in 2025-2026

**WV 2025 IRP:** See next slide

**MD Base Rate Case:** Order issued 10/18/23, New rates effective 10/19/23
- Net annual revenue increase of $29M

**MD EmPOWER:** Legislation effective 7/1/24
- Reduces the carrying cost on unamortized balances of EmPOWER costs from pre-tax rate of return to the avg. cost of outstanding debt

## Key Formula Investment Programs

- WV
  - Utility-scale solar generation investments
  - ELG environmental compliance investments
- MD
  - Transmission investments

| WV Governor | Party | Term Ends |
|---|---|---|
| Patrick Morrisey | R | Jan. '29 |
| **WV PSC** | **Party** | **Term Ends** |
| Charlotte R. Lane (C) | R | Jun. '25 |
| Renee A. Larrick | R | Jun. '29 |
| William B. Raney | I | Jun. '27 |

| MD Governor | Party | Term Ends |
|---|---|---|
| Wes Moore | D | Jan. '27 |
| **MD PSC** | **Party** | **Term Ends** |
| Frederick H. Hoover (C) | D | Jul. '28 |
| Kumar P. Barve | D | Jul. '29 |
| Michael T. Richard | R | Jul. '25 |
| Bonnie A. Suchman | D | Jul. '27 |
| Vacant | | |

## Recovery Mechanisms

### WV

| | |
|---|---|
| **ELG & Solar Investments** *9.8% ROE \| Actual Cap Structure* | Annual |
| **Generation/Purchased Power** | Annual |
| **Vegetation** | Biennial |
| **Storm Costs** | Rate case |

### MD

| | |
|---|---|
| **Transmission Formula Rate** | Annual |
| **Energy Efficiency** | Annual |
| **Generation/Purchased Power** | Triannual |

## Data Center Activity (MW)

**Includes active, under agreement and data centers in the pipeline**



80
2,165
2024 Load Studies
> 500MWs of ~19GWs
2024A
2025F
2026F
2027F
2028F
2029F

## Affordability
Average Customer Bills, as of 1/1/25

**WEST VIRGINIA**
FE Rates 22% < peer avg

**MARYLAND**
FE Rates 27% < peer avg



$137
$137
$175
$175
MP
PE
AEP (AP)
AEP (WP)
$149
$186
$223
$204
PE
BGE
DELMARVA
PEPCO

Customers' 2023 electricity wallet as a % of total household spend was 1.6% (WV) and 1.3% (MD)

35 Investor FactBook - Published Feb. 26, 2025

# West Virginia Generation (MP)


Wylie Ridge
Ft. Martin
Ft. Martin
Marlowe
Harrison
Rivesville
Davis
MonPower
Bath Co. (VA)

2024 Coal Generation as a % of Total FirstEnergy:
Rate Base ~5%, Net Income ~5%, Revenues ~10%

## WV 2025 Integrated Resource Plan (IRP)

- Expect to file IRP no later than December 2025 to address the obligation to supply our WV generation customers with reliable and cost-effective capacity and energy
- Filing will address a 10-year outlook and will consider:
  - Options around future of Ft. Martin, which has an estimated end of life of 2035
  - Future load forecasts
  - Environmental scenarios such as costs for complying with current regulations
  - Resource adequacy concerns
- WV strongly prefers asset-backed generation from its utilities; state requires approval from WVPSC

## REGULATED GENERATION

| | PJM Zone | State | Fuel Type | Units | Net Max Cap (MW) | Year Plant Comm | 2024 Output M MWH |
|---|---|---|---|---|---|---|---|
| **Bath Co.** | Dominion | VA | Hydro | 6 | 487[2] | 1985 | **1.0** |
| **Ft. Martin[1]** | APS | WV | Coal | 2 | 1,098 | 1967 | **3.9** |
| **Harrison[1]** | APS | WV | Coal | 3 | 1,984 | 1972 | **10.6** |
| **OVEC** | Rest of RTO | Multiple | Coal | Multiple | 11[3] | Various | **<0.1** |
| **Solar[4]** | APS | WV | Solar | 2 | 24[4] | 2024 | **<0.1** |
| **Total** | | | | | **3,604** | | |

(1) Estimated end of useful life is 2035 for Ft. Martin and 2040 for Harrison
(2) Represents MP's indirect 16.25% interest in Bath County, a pumped-storage hydroelectric station. Bath County is also 23.75% owned by LS Power (non-FE affiliated) and operated by 60% owner Virginia Electric and Power Company (non-FE affiliated).
(3) Represents MP's 0.49% entitlement based on its participation in OVEC
(4) Online output in 2024 includes Ft. Martin and Rivesville. In total, MP & PE plan to develop five solar sites that will total 50 MW.

36 Investor FactBook - Published Feb. 26, 2025

FirstEnergy

# Stand-Alone Transmission Segment Overview

## FET (ATSI, TrAILCo, MAIT) and KATCo

Rate Base adjusted from prior disclosures to exclude Brookfield's 49.9% equity interest in FET, LLC

**5**
States



A premium business with a continued long-term pipeline of transmission investment opportunities

Focused on investments that improve **grid reliability and grid resiliency**

| FERC | Party | Term Ends |
|---|---|---|
| Mark Christie (Chair) | R | Jun. '25 |
| Willie L. Phillips | D | Jun. '26 |
| David Rosner | D | Jun. '27 |
| Lindsey S. See | R | Jun. '28 |
| Judy W. Chang | D | Jun. '29 |

**9.88%[1] - 11.7%**
Allowed ROEs

**$5.7B**
Rate Base (2025F)

**10%**
**Rate Base Growth**
(2025-2029)

**$9.5B**
**Consolidated Investment Plan**
(2025-2029)
ENERGIZE 365

**100%**
**FERC-regulated, forward-looking rates**

[1] ROE previously 10.38% and is subject to ongoing litigation re: Transmission ROE Incentive (OCC v. ATSI, et al.)

37 Investor FactBook - Published Feb. 26, 2025

FirstEnergy

Stand-Alone Transmission Investment Investor FactBook - Published Feb. 26, 202538 Note: Consolidated plan including Brookfield’s ownership percentage $624 $760 $800 $870 $885 $950 $638 $725 $805 $815 $830 $895 $55 $35 $40 $50 $50 $55 $110 $130 $145 $150 $215 $280 2024A 2025F 2026F 2027F 2028F 2029F KATCo TrAILCo MAIT ATSI $2.0B $2.2B $1.4B $1.7B $1.8B $1.9B $M ▪ Investment Plan of $9.5B over 2025-2029 – Transmission only – recovered through 100% formula rates ▪ Increasing investments by 32% across planning period, from $1.7B in 2025 to $2.2B in 2029 ▪ Investments focused on enhancing system performance, reliability, and resiliency ATSI $4.3B MAIT $4.1B KATCo $0.9B Total Investments (2025-2029) TrAILCo $0.2B

$2.2 $2.3 $2.6 $2.7 $3.1 $3.3 $1.9 $2.2 $2.4 $2.7 $3.0 $3.4 $0.7 $0.7 $0.7 $0.7 $0.7 $0.7 $0.5 $0.5 $0.6 $0.7 $0.9 $1.0 2024A $9.0B 2025F $9.8B 2026F $10.9B 2027F $11.8B 2028F $13.2B 2029F $14.5B ATSI MAIT TrAIL KATCo $7.6B $8.4B Stand-Alone Transmission Rate Base Investor FactBook - Published Feb. 26, 2025 39 Note: Rate Base amounts exclude CWIP balances of ~$0.6B to ~$1B per year that earn AFUDC. Adjusted from prior disclosures to exclude Brookfield’s 49.9% equity interest in FET, LLC. $B $5.3B $6.8B $6.3B $5.7B Total Rate Base (incl. Brookfield) MAIT 12% KATCo 18% OpCo Rate Base CAGRs (2025-2029) ATSI 9%

# Transmission Overview

Rate Base adjusted from prior disclosures to exclude Brookfield's 49.9% equity interest in FET, LLC





ATSI
MAIT
KATCo
TrAILCo

**Mark Mroczynski**
*President of Transmission*

**100%**
**FERC-regulated, forward-looking rates**

**$5.7B**
FE Rate Base (2025F)

**9.88%[1] - 12.7%**
Allowed ROEs

[1] ROE previously 10.38% and is subject to ongoing litigation re: Transmission ROE Incentive (OCC v. ATSI, et al.)

## Stand-Alone Transmission Segment Overview

- **Segment currently includes FET and KATCo**
  - **FET, LLC is 50.1% owned by FE** and is the parent of ATSI, TrAILCo, and MAIT
    - ATSI and TrAILCo Ownership: FE 50.1% / Brookfield 49.9%
    - MAIT Ownership: FE 70% / Brookfield 30% (FE continues to own 100% of MAIT Class B shares)
    - With FE's ownership in MAIT through Class B shares, FE owns ~57% of FET Rate Rase
  - **KATCo is 100% owned by FE**
  - **Pursuing joint venture, which is expected to be ~33% owned by FE**
    - Expect that JV will be accounted for as an equity method investment – reflected in "Investments" on FirstEnergy's Balance Sheet and in "Other Income (Expense)" on FirstEnergy's Statements of Income
    - JV will not be included in FE's Investment Plan and Rate Base

## Investments Overview

- **Focused on improving grid reliability and resiliency**, which are key to enable greater operational flexibility, increased protection against physical asset risks, and better support for increased renewables and distributed energy resources
- **Enhancing the high-voltage transmission system** to make it more resilient, reduce future maintenance costs and increase flexibility to help grid operators respond more swiftly to variable conditions

## Key Updates

- **Pursuing incremental Tx investments** through 2024 PJM Open Window 1 via JV and FE Tx OpCos
  - JV solutions include several new 765-, 500- and 345-kv transmission lines; the most comprehensive of these solutions totals $3.8B in investment (FE portion ~$700M, excluding Brookfield)
  - FE also submitted nearly $1B individual projects to PJM and for needs that are outside of the JV
  - Project approvals expected to be announced in late February 2025
- Data center and AI's share of U.S. electricity consumption expected to triple by 2030
- Load study requests of 500MW+ in FE footprint have increased 5x compared to 2023
  - While we have transmission capacity to support data center investments, we are taking a thoughtful approach to ensure we appropriately manage risks and that existing customers have adequate protections

40 Investor FactBook - Published Feb. 26, 2025

56% 34% 1% 9% Update System Condition Enhance System Performance Operational Flexibility Regulatory Required ATSI Overview Ownership: FE 50.1% / Brookfield 49.9% Investor FactBook - Published Feb. 26, 202541 69 kV 138 kV 345 kV Jurisdiction FERC Test year Forward-looking Term January-December Filing month October True-up mechanism Yes (1) ROE previously 10.38% and is subject to ongoing litigation re: Transmission ROE Incentive (OCC v. ATSI, et al.) 9.88%(1) Allowed ROE $4.6B ($2.3B) Total Rate Base (FE-owned) 40% / 60% Capital structure (Debt / Equity)NEW MAP UNDER DEVELOPMENT FE Utility Service Territory 2025-2029 INVESTMENT PLAN 2025 OVERVIEW Ownership: FE 50.1% / Brookfield 49.9%

MAIT Overview Ownership: FE 70% / Brookfield 30% Investor FactBook - Published Feb. 26, 202542 (1) MAIT’s equity ownership consists of Class A and Class B shares. As of 12/31/24, MAIT’s equity breakdown is 60% Class A and 40% Class B shares. Class A shares are fully owned by FET, LLC and subject to the ownership interest in FET, LLC by FE and Brookfield. Class B shares are 100% owned by FE and represent the former ME/PN ownership of MAIT. Jurisdiction FERC Test year Forward-looking Term January-December Filing month October True-up mechanism Yes 138 kV 230 kV 345 kV 500 kV46 kV 69 kV 115 kV FE Utility Service Territory NEW MAP UNDER DEVELOPMENT 10.3% Allowed ROE $3.3B ($2.2B) Total Rate Base (FE-owned) 40% / 60% Capital structure (Debt / Equity) 2025 OVERVIEW Ownership(1): FE 70% / Brookfield 30% 2025-2029 INVESTMENT PLAN 56% 30% 4% 11% Update System Condition Enhance System Performance Operational Flexibility Regulatory Required

TrAILCo Overview Ownership: FE 50.1% / Brookfield 49.9% Investor FactBook - Published Feb. 26, 202543 12.7% 11.7% Allowed ROE $1.4B ($0.7B) Total Rate Base (FE-owned) 40% / 60% Capital structure (Debt / Equity) (TrAIL the Line & Black Oak SVC) (All other projects) Jurisdiction FERC Test year Forward-looking Term June-Following May Filing month May True-up mechanism Yes FE Utility Service Territory FirstEnergy VA Transmission Zone TrAIL 500 kV Line Substation FE TrAIL 50% Joint Ownership with Dominion Resources Dominion Resources Owned Ownership: FE 50.1% / Brookfield 49.9% 2025 OVERVIEW 2025-2029 INVESTMENT PLAN 31% 26% 15% 29% Update System Condition Enhance System Performance Operational Flexibility Regulatory Required

KATCo Overview 100% FE Ownership Investor FactBook - Published Feb. 26, 202544 Jurisdiction FERC Test year Forward-looking Term January-December Filing month October True-up mechanism Yes 345 kV 500 kV 138 kV115 kV 230 kV FE Utility Service Territory 10.45% Allowed ROE (Settled) $0.5B Rate Base 51% / 49% Capital structure (Debt / Equity) 2025 OVERVIEW 100% FE Ownership 2025-2029 INVESTMENT PLAN 57% 35% 1% 7% Update System Condition Enhance System Performance Operational Flexibility Regulatory Required

Investor FactBook - Published Feb. 26, 202545 10.2-10.5% Tx 9.5-9.8% DX Keep and Update Additional Information & Investor Relations Contacts For our email distribution list, please contact: Delinda Herman, Executive Assistant to Vice President dherman@firstenergycorp.com 330.384.5584 Retail Shareholder Inquires Shareholder Services: Equiniti Trust Company, LLC (formerly known as American Stock Transfer & Trust Company, LLC) FirstEnergy@equiniti.com 1.800.736.3402 Karen Sagot Vice President, Investor Relations ksagot@firstenergycorp.com 330.761.4286 Gina E. Caskey Director, IR & Corporate Responsibility caskeyg@firstenergycorp.com 330.761.4185 Jake M. Mackin Manager, Investor Relations mackinj@firstenergycorp.com 330.384.4829 Institutional Investor Contacts

# Industry Awards & Recognition

| | | | | |
|---|---|---|---|---|
| Merrill Creek Reservoir Earned Governor's Environmental Excellence Award from New Jersey Department of Environmental Protection | Received Industry Recognition from Edison Electric Institute for Outage Restoration Efforts | Awarded Military Friendly Employer, Company, Spouse Employer, and Supply Chain by Military Friendly Survey | Ethisphere designated FirstEnergy as a Compliance Leader for its ethics and compliance program and practices. | Top 50 diversity employer by Minority Engineer magazine |
| Rated a Trendsetter in 2024 CPA-Zicklin Index with a score of 92.9% | Rated a Model Code Company in 2024 CPA-Zicklin Index | Recognized in 2024 by the ROW Stewardship Council as a fully accredited ROW Utility Steward | Recognized by Newsweek as One of America's Greatest Workplaces Overall | Recognized by U.S. Fish and Wildlife Service as Nationwide Candidate Conservation Agreement with Assurances for Monarch Butterfly Partner on Energy and Transportation Lands |

46 Investor FactBook - Published Feb. 26, 2025

FirstEnergy

# Commonly Used Terms & Acronyms

| | |
|---|---|
| **ADIT** | Accumulated Deferred Income Taxes |
| **AFUDC** | Allowance for Funds Used During Construction |
| **AMI** | Advanced Metering Infrastructure |
| **BGS** | Basic Generation Service |
| **BOD** | Board of Directors |
| **Brookfield** | North American Transmission Company II L.P. |
| **CapEx** | Capital Expenditures |
| **CAGR** | Compound Annual Growth Rate |
| **CDD** | Cooling Degree Days |
| **CFO** | Cash From Operations |
| **CFO pre-WC** | Cash From Operations pre-Working Capital |
| **$CO_2$** | Cardon Dioxide |
| **CWIP** | Construction Work in Progress |
| **DCR** | Delivery Capital Recovery |
| **DMR** | Distribution Modernization Rider |
| **DPA** | Deferred Prosecution Agreement |
| **DRIP** | Dividend Reinvestment Plan |
| **DSE** | Demand Side Management and Energy Efficiency |
| **DSIC** | Distribution System Improvement Charge |
| **DSSR** | Default Service Support Rider |
| **Dx** | Distribution |
| **EDIS** | Electric Distribution Investment Surcharge |
| **EDIT** | Excessive Deferred Income Taxes |
| **EE** | Energy Efficiency |
| **EEI** | Edison Electric Institute |
| **EE&C** | Energy Efficiency & Conservation |
| **ELG** | Effluent Limitation Guidelines |
| **EmT** | Emerging Technologies |
| **ENEC** | Expanded Net Energy Costs |
| **EPS** | Earnings per Share |
| **ESP** | Electric Security Plan |
| **ETF** | Energizing the Future |
| **ETR** | Effective Tax Rate |
| **EV** | Electric Vehicle |
| **FCF** | Free Cash Flow |
| **FERC** | Federal Energy Regulatory Commission |
| **FEU** | FirstEnergy Utilities |
| **Fitch** | Fitch Ratings Service |
| **FFO** | Funds From Operations |
| **GEN** | Generation Service Rider |
| **Gx** | Generation |
| **GAAP** | Generally Accepted Accounting Principles |
| **GHG** | Greenhouse Gases |
| **HB 6** | House Bill 6, as passed by Ohio's 133rd General Assembly |
| **HDD** | Heating Degree Days |
| **kV** | Kilovolt |
| **kWh** | Kilowatt-hour |
| **LDR** | Lost Distribution Revenues |
| **LTD** | Long-Term Debt |
| **LTIIP** | Long-Term Infrastructure Improvement Plan |
| **MD PSC** | Maryland Public Service Commission |
| **MTM** | Mark-to-Market |
| **MW** | Megawatt |
| **MWH** | Megawatt-hour |
| **Moody's** | Moody's Investors Service, Inc. |
| **NJ BPU** | New Jersey Board of Public Utilities |
| **NGC** | Non-Utility Generation Charge |
| **NMB** | Non-Market Based |
| **OSHA** | Occupational Safety and Health Administration |
| **OPEB** | Other Post-Employment Benefits |
| **OVEC** | Ohio Valley Electric Corporation |
| **PA Consolidation** | Consolidation of Pennsylvania Companies |
| **PA PUC** | Pennsylvania Public Utility Commission |
| **PEER** | FirstEnergy's Program for Enhanced Employee Retirement |
| **PBO** | Projected Benefit Obligation |
| **PJM** | PJM Interconnection, LLC, an RTO |
| **PPA** | Purchase Power Agreement |
| **PTC** | Price-to-Compare |
| **PUCO** | Public Utilities Commission of Ohio |
| **ROA** | Return on Assets |
| **ROE** | Return on Equity |
| **RRC** | Regional Greenhouse Gas Initiative (RGGI) Recovery Charge |
| **RTO** | Regional Transmission Organization |
| **S&P** | Standard & Poor's Rating Service |
| **S&P 500** | Standard & Poor's 500 index |
| **SEET** | Significantly Excessive Earnings Test |
| **$Sf_6$** | Sulfur Hexafluoride |
| **SFC** | South FirstEnergy Operating Companies |
| **SIP** | Stock Investment Plan |
| **SOS** | Standard Offer Service |
| **SRC** | Storm Recovery Charge |
| **SVC** | Static Var Compensator |
| **TCJA** | Tax Cuts and Jobs Act |
| **TTM** | Trailing Twelve Months |
| **Tx** | Transmission |
| **WC** | Working Capital |
| **WV PSC** | West Virginia Public Service Commission |
| **YE** | Year End |

**FirstEnergy Companies**

| | |
|---|---|
| **AGC** | Allegheny Generating Company |
| **ATSI** | American Transmission Systems, Incorporated |
| **CEI** | The Cleveland Electric Illuminating Company |
| **FE PA** | ME, PN, PP, WPP merged with and into FE PA on 1/1/2024 |
| **FET** | FirstEnergy Transmission, LLC |
| **JCP&L** | Jersey Central Power & Light Company |
| **KATCo** | Keystone Appalachian Transmission Company |
| **MAIT** | Mid-Atlantic Interstate Transmission, LLC |
| **ME** | Metropolitan Edison Company |
| **MP** | Monongahela Power Company |
| **OH Companies** | OE, CEI, TE |
| **OE** | Ohio Edison Company |
| **PE** | The Potomac Edison Company |
| **PN** | Pennsylvania Electric Company |
| **PP** | Pennsylvania Power Company |
| **TE** | The Toledo Edison Company |
| **TrAILCo** | Trans-Allegheny Interstate Line Company |
| **WPP** | West Penn Power Company |

47 Investor FactBook - Published Feb. 26, 2025

FirstEnergy®

# 2024 GAAP to Non-GAAP Earnings Reconciliation

| (In $M, except per share amounts) | Full Year 2024 | | | | |
|---|---|---|---|---|---|
| | Dx | Int | Tx | Corp | FE Cons |
| **2024 Earnings (Loss) Attributable to FE Corp. (GAAP)** | **$624** | **$535** | **$294** | **($475)** | **$978** |
| **2024 Earnings (Loss) Per Share** | **$1.08** | **$0.93** | **$0.51** | **($0.82)** | **$1.70** |
| **Excluding Special Items:** | | | | | |
| ARO regulatory change | 0.06 | 0.02 | - | 0.19 | 0.27 |
| Debt-related costs | - | - | - | 0.12 | 0.12 |
| Enhanced employee retirement and other related costs | 0.01 | - | - | - | 0.01 |
| FE Forward cost to achieve | 0.06 | 0.03 | 0.01 | - | 0.10 |
| Investigation and other related costs | - | - | - | 0.13 | 0.13 |
| Pension/OPEB mark-to-market and other charges | (0.05) | (0.03) | - | 0.15 | 0.07 |
| Regulatory charges | 0.07 | (0.01) | 0.03 | - | 0.09 |
| Strategic transaction charges | - | 0.01 | 0.03 | 0.10 | 0.14 |
| **Total Special Items** | **$0.15** | **$0.02** | **$0.07** | **$0.69** | **$0.93** |
| **2024 Operating Earnings (Loss) Per Share – Non-GAAP** | **$1.23** | **$0.95** | **$0.58** | **($0.13)** | **$2.63** |
| Remove Net Pension/OPEB credits | (0.03) | (0.04) | - | (0.06) | (0.13) |
| Remove Signal Peak earnings impact | - | - | - | (0.13) | (0.13) |
| **Sub-Total** | **($0.03)** | **($0.04)** | **-** | **($0.19)** | **($0.26)** |
| **2024 Core Earnings (Loss) Per Share – Non-GAAP** | **$1.20** | **$0.91** | **$0.58** | **($0.32)** | **$2.37** |

| | 2024 Core EPS by Quarter | | | | |
|---|---|---|---|---|---|
| | Dx | Int | Tx | Corp | FE Cons |
| 1Q | $0.29 | $0.14 | $0.18 | ($0.12) | **$0.49** |
| 2Q | $0.22 | $0.20 | $0.14 | ($0.05) | **$0.51** |
| 3Q | $0.38 | $0.35 | $0.13 | ($0.10) | **$0.76** |
| 4Q | $0.31 | $0.22 | $0.13 | ($0.05) | **$0.61** |
| **FY** | **$1.20** | **$0.91** | **$0.58** | **($0.32)** | **$2.37** |

Per share amounts for the special items, Signal Peak and Net Pension/OPEB credits adjustments above are based on the after-tax effect of each item divided by the number of shares outstanding for the period. The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rate ranges from 21% to 29%. Basic EPS from Continuing Operations (GAAP), Operating EPS (Non-GAAP), and Core EPS (Non-GAAP) are based on 576 million shares for the Fourth Quarter of 2024 and 575 million shares for the Full Year 2024.

Net Pension/OPEB credits represents net periodic pension and OPEB benefit costs (GAAP), adjusted to remove the impact of mark-to-market adjustments, which are already accounted for within special items, and portion recovered through formula rates.

Please see slide 54 for more information.

48 Investor FactBook - Published Feb. 26, 2025

FirstEnergy

# 2023 GAAP to Non-GAAP Earnings Reconciliation

| (In $M, except per share amounts) | Full Year 2023 | | | | |
|---|---|---|---|---|---|
| | Dx | Int | Tx | Corp | FE Cons |
| **2023 Earnings (Loss) Attributable to FE Corp. from Continuing Operations (GAAP)** | **$587** | **$300** | **$399** | **($163)** | **$1,123** |
| **2023 Earnings (Loss) Per Share from Continuing Operations** | **$1.02** | **$0.52** | **$0.70** | **($0.28)** | **$1.96** |
| **Excluding Special Items:** | | | | | |
| Debt-related costs | - | - | - | 0.05 | 0.05 |
| Enhanced employee retirement and other related costs | 0.07 | 0.06 | - | - | 0.13 |
| Exit of generation | - | - | - | 0.02 | 0.02 |
| FE Forward cost to achieve | 0.04 | 0.01 | - | 0.04 | 0.09 |
| Investigation and other related costs | - | - | - | 0.10 | 0.10 |
| Pension/OPEB mark-to-market and other charges | 0.04 | 0.06 | - | (0.05) | 0.05 |
| Regulatory charges | 0.03 | 0.02 | - | - | 0.05 |
| Strategic transaction charges | - | - | - | 0.11 | 0.11 |
| **Total Special Items** | **$0.18** | **$0.15** | - | **$0.27** | **$0.60** |
| **2023 Operating Earnings (Loss) Per Share – Non-GAAP** | **$1.20** | **$0.67** | **$0.70** | **($0.01)** | **$2.56** |
| Remove Net Pension/OPEB credits | (0.04) | (0.05) | - | (0.03) | (0.12) |
| Remove Signal Peak earnings impact | - | - | - | (0.24) | (0.24) |
| **Sub-Total** | **($0.04)** | **($0.05)** | - | **($0.27)** | **($0.36)** |
| **2023 Core Earnings (Loss) Per Share – Non-GAAP** | **$1.16** | **$0.62** | **$0.70** | **($0.28)** | **$2.20** |

Per share amounts for the special items, Signal Peak and Net Pension/OPEB credits adjustments above are based on the after-tax effect of each item divided by the number of shares outstanding for the period. The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rate ranges from 21% to 29%. Basic EPS from Continuing Operations (GAAP), Operating EPS (Non-GAAP), and Core EPS (Non-GAAP) are based on 574 million shares for the Fourth Quarter of 2023 and 573 million shares for the Full Year 2023.

Net Pension/OPEB credits represents net periodic pension and OPEB benefit costs (GAAP), adjusted to remove the impact of mark-to-market adjustments, which are already accounted for within special items, and portion recovered through formula rates.

Please see slide 54 for more information.

49 Investor FactBook - Published Feb. 26, 2025

FirstEnergy

2022 GAAP to Non-GAAP Earnings Reconciliation Investor FactBook - Published Feb. 26, 202550 Per share amounts for the special items, Signal Peak and Net Pension/OPEB credits adjustments above are based on the after-tax effect of each item divided by the number of shares outstanding for the period. The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rate ranges from 21% to 29%. Basic EPS from Continuing Operations (GAAP), Operating EPS (Non-GAAP), and Core EPS (Non-GAAP) are based on 571 million shares for the Full Year 2022. Net Pension/OPEB credits represents net periodic pension and OPEB benefit costs (GAAP), adjusted to remove the impact of mark-to-market adjustments, which are already accounted for within special items, and portion recovered through formula rates. Please see slide 54 for more information. (In $M, except per share amounts) FE Cons 2022 Earnings Attributable to FE Corp. from Continuing Operations (GAAP) $406 2022 Earnings Per Share from Continuing Operations $0.71 Excluding Special Items: Debt-related costs 0.25 Exit of generation 0.02 FE Forward cost to achieve 0.03 Investigation and other related costs 0.08 Pension/OPEB mark-to-market and other charges (0.13) Regulatory charges 0.21 State tax legislative changes 0.01 Strategic transaction charges 1.23 Total Special Items $1.70 2022 Operating Earnings Per Share – Non-GAAP $2.41 Remove Net Pension/OPEB credits (0.40) Remove Signal Peak earnings impact (0.23) Sub-Total ($0.63) 2022 Core Earnings Per Share – Non-GAAP $1.78

2022-2024 Special Item Descriptions ▪ ARO regulatory change: Primarily related to increases in asset retirement obligations, primarily associated with the planned transfer of the McElroy’s Run coal ash disposal site to a third party and an estimate for new remediation obligations for various legacy coal combustion residual sites triggered by a new EPA regulation. ▪ Debt-related costs: Primarily reflects costs associated with the redemption and early retirement of debt. ▪ Enhanced employee retirement and other related costs: Primarily reflects transition and benefit costs associated with the Company's voluntary retirement program and involuntary separations. ▪ Exit of generation: Primarily reflects charges or credits resulting from the exit of competitive operations. ▪ FE Forward cost to achieve: Primarily reflects the impairment charge related to exiting the Akron general office, the termination charges associated with exiting certain sporting sponsorship agreements and certain advisory and other costs incurred to transform the Company for the future. ▪ Investigation and other related costs: Primarily reflects litigation settlements and reserves, including those related to the SEC and OOCIC/OHAG investigations, and other legal and advisory expenses related to the government investigations, net of the received derivative settlement insurance proceeds. ▪ Pension/OPEB mark-to-market and other charges: Reflects the change in fair value of plan assets and net actuarial gains and losses associated with the Company's pension and other post-employment benefit plans and other settlement charges. ▪ Regulatory charges: Primarily reflects the impact of regulatory agreements, proceedings, audits, concessions or orders requiring certain commitments, refunds, and/or disallowing the recoverability of costs, net of related credits. ▪ State tax legislative changes: Primarily reflects charges resulting from state tax legislative changes. ▪ Strategic transaction charges: Primarily reflects the net tax charges and related updates associated with the FET interest sales, consolidation of the Pennsylvania Companies, charges associated with FirstEnergy’s actions to exit its ownership in Signal Peak, and other charges related to the exit of a legacy purchase power contract. Note: Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating, the Company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items are not necessarily non-recurring. Investor FactBook - Published Feb. 26, 202551

2023-2024 GAAP to Non-GAAP Baseline O&M Reconciliations Investor FactBook - Published Feb. 26, 202552 (1) As reported in the Consolidated Statement of Income (2) 2024 amount primarily due to $62M impairment charge related to the Akron general office in 3Q24 (3) Refer to slides 48-49 for more information on special items (4) Primarily represents PJM Network Transmission Expense and ancillary charges such as Transmission Enhancement (5) Primarily represents the rider/program recoverable and deferred O&M within the Distribution, Integrated, and Stand-Alone Transmission segments FirstEnergy Consolidated (In $M) 2023 2024 Other Operating Expenses (GAAP) (1) $3,594 $4,159 Excluding Special Items (pre-tax): ARO Regulatory Change - ($200) Enhanced Employee Retirement and Other Related Costs ($77) ($8) Investigation and Other Related Costs ($77) ($64) FE Forward Cost-to-Achieve (2) ($58) ($76) Regulatory Charges ($22) ($85) Exit of Generation ($13) - Total Special Items (3) ($247) ($433) PJM Pass-Through Transmission Costs (4) ($1,068) ($1,265) Rider/Program Recoverable (5) ($991) ($1,174) Other ($8) ($4) Baseline O&M (non-GAAP) $1,280 $1,283

Forward-Looking Statements 53 This FactBook includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into July 21, 2021 and settlements with the U.S. Attorney’s Office for the Southern District of Ohio and the Securities and Exchange Commission (“SEC”); the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings, particularly regarding HB 6 related matters; changes in national and regional economic conditions, including recession, volatile interest rates, inflationary pressure, supply chain disruptions, higher fuel costs, and workforce impacts, affecting us and/or our customers and those vendors with which we do business; variations in weather, such as mild seasonal weather variations and severe weather conditions (including events caused, or exacerbated, by climate change, such as wildfires, hurricanes, flooding, droughts, high wind events and extreme heat events) and other natural disasters, which may result in increased storm restoration expenses and negatively affect future operating results; the potential liabilities and increased costs arising from regulatory actions or outcomes in response to severe weather conditions and other natural disasters; legislative and regulatory developments, and executive orders, including, but not limited to, matters related to rates, energy regulatory policies, compliance and enforcement activity, cyber security, climate change. and diversity, equity and inclusion; the risks associated with physical attacks, such as acts of war, terrorism, sabotage or other acts of violence, and cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to meet our goals relating to climate-related and environmental, social and governance matters, opportunities improvements, and efficiencies, including our greenhouse gas (“GHG”) reduction goals; the ability to accomplish or realize anticipated benefits through establishing a culture of continuous improvement and our other strategic and financial goals, including, but not limited to, executing Energize365, our transmission and distribution investment plan, executing on our rate filing strategy, controlling costs, improving credit metrics, maintaining investment grade ratings, strengthening our balance sheet and growing earnings; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations and may also cause us to make contributions to our pension sooner or in amounts that are larger than currently anticipated; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets, including those sites impacted by the legacy coal combustion residual rules that were finalized during 2024; changes to environmental laws and regulations, including, but not limited to, rules finalized by the Environmental Protection Agency and the SEC, including those currently stayed, related to climate change; and potential changes to such laws and regulations as a result of the new U.S. presidential administration; changes in customers’ demand for power, including, but not limited to, economic conditions, the impact of climate change, emerging technology, particularly with respect to electrification and new data centers, energy storage and distributed sources of generation; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions, and the loss of our status as a well-known seasoned issuer; future actions taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, generation resource planning, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; human capital management challenges, including among other things, attracting and retaining appropriately trained and qualified employees and labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, or adverse tax audit results or rulings and potential changes to such laws and regulations as a result of the new U.S. presidential administration; and the risks and other factors discussed from time to time in our SEC filings. Dividends declared from time to time on our common stock during any period may in the aggregate vary from prior periods due to circumstances considered by the FE Board at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s Form 10-K, Form 10-Q and in FirstEnergy's other filings with the SEC. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise. Investor FactBook - Published Feb. 26, 2025

Non-GAAP Financial Matters 54 This presentation contains references to certain financial measures including Baseline O&M, Core earnings per share (“Core EPS”) and Operating earnings per share (“Operating EPS”), as “non-GAAP financial measures,” which are not calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and exclude the impact of “special items,” from earnings attributable to FirstEnergy Corp. from continuing operations for Operating EPS. Core EPS further excludes from Operating EPS the earnings contribution of Signal Peak and net periodic pension and other post- employment benefits (“OPEB”) credits, other than the mark-to-market adjustment and other related charges, which are already excluded as special items. Core EPS and Operating EPS also exclude the impact of Discontinued Operations. Management uses these non-GAAP financial measures to evaluate the company’s and its segments’ performance and manage its operations and references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons. Management believes that the non-GAAP financial measures of Core EPS and Operating EPS, including by segment, provide consistent and comparable measures of performance of its businesses on an ongoing basis. Management also believes that such measures are useful to shareholders and other interested parties to understand performance trends and evaluate the company against its peer group by presenting period-over-period operating results, excluding the impacts described above, that may not be consistent or comparable across periods or across the company’s peer group. These non-GAAP financial measures are intended to complement, and are not considered as alternatives to, the most directly comparable GAAP financial measures, which for Operating EPS and Core EPS is EPS attributable to FirstEnergy Corp. from Continuing Operations (GAAP), as reconciled. Also, such non-GAAP financial measures may not be comparable to similarly titled measures used by other entities. Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating the company’s ongoing core activities and results of operations or otherwise warrant separate classification. Operating EPS and Core EPS are calculated based on the weighted average number of common shares outstanding in the respective period. A reconciliation of forward-looking non-GAAP measures, including 2025 Core EPS and Core EPS compound annual growth rate projections, to the most directly comparable GAAP measures is not provided because comparable GAAP measures are not available without unreasonable efforts due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Specifically, management cannot, without unreasonable effort, predict the impact of these special items in the context of Core EPS guidance, or Core EPS growth rate projections forecasts because these items, which could be significant, are difficult to predict and may be highly variable. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These special items are uncertain, depend on various factors and may have a material impact on our future GAAP results. Investor FactBook - Published Feb. 26, 2025